Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 9, 2015

to the Statutory Prospectus for Class A, Class B, Class C, Class R,

Institutional Class, Class R6, Class P, Administrative Class and Class D

Shares of Allianz Funds

Dated August 28, 2015

Disclosure Relating to AllianzGI International Managed Volatility Fund, AllianzGI NFJ All-Cap Value Fund and AllianzGI U.S. Managed Volatility Fund (for purposes of this section only, each a “Fund,” and together, the “Funds”)

Liquidation of the Funds

Effective on or about the applicable date listed below (each, a “Liquidation Date”), each Fund will be liquidated and dissolved.

Fund	Liquidation Date

AllianzGI NFJ All-Cap Value Fund	December 11, 2015

AllianzGI International Managed Volatility Fund	March 2, 2016

AllianzGI U.S. Managed Volatility Fund	March 2, 2016

Any shares of the Fund outstanding on the applicable Liquidation Date will be automatically redeemed on such applicable Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions beginning five (5) business days prior to the applicable Liquidation Date, including such applicable Liquidation Date.

At any time prior to the applicable Liquidation Date, shareholders may redeem their shares of a Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of a Fund for shares of the same class of any other series of Allianz Funds (the “Trust”) or Allianz Funds Multi-Strategy Trust (“MST”) that offers that class, as described under “How to Buy and Sell Shares—Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the applicable Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Any gain or loss will be a capital gain or loss for shareholders who hold their shares as capital assets. Capital gains or losses will be short- or long-term depending on how long a shareholder has held his or her Fund shares. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees (“Board”) of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of each Fund:

Effective as of the close of business on December 4, 2015, shares of AllianzGI NFJ All-Cap Value Fund, and effective as of the close of business on February 24, 2016, shares of each of AllianzGI International Managed Volatility Fund and AllianzGI U.S. Managed Volatility Fund, will no longer be available for purchase by current or new investors, other than through the automatic reinvestment of distributions by current shareholders, and shareholders of other series of the Trust and shareholders of series of MST will no longer be permitted to exchange any of their shares for shares of a Fund, as described in the Prospectus under “How to Buy and Sell Shares—Exchanging Shares.”

The Board and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Disclosure Relating to AllianzGI Focused Growth Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ All-Cap Value Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Technology Fund and AllianzGI U.S. Managed Volatility Fund (for purposes of this section only, each a “Fund,” and together the “Funds”)

On October 8, 2015, the Board of the Trust approved the elimination of all Class B shares of each Fund, to be accomplished through the accelerated conversion of Class B shares into Class A shares of the same Fund (the “Class B Conversion”). Class B shares have not been available for purchase since November 1, 2009, other than through the reinvestment of distributions by current Class B shareholders.

The Class B Conversion will be effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, each Fund will cease to have any Class B shares authorized or outstanding. The Class B Conversion will take place pursuant to the Sixteenth Amended and Restated Multi-Class Plan of the Trust, which was approved by the Board at its October 8, 2015 meeting, and is expected to be completed in the fourth quarter of 2015. After the Class B Conversion, each Fund will cease to offer Class B shares.

Please retain this Supplement for future reference.